PIMCO Funds

Supplement Dated November 7, 2014 to the

International Bond Funds Prospectus dated July 31, 2014, as supplemented from time to time

(the “Prospectus”)

Disclosure Related to the PIMCO Emerging Markets Bond Fund and

PIMCO Emerging Markets Corporate Bond Fund

Effective immediately, the fourth sentence of the first paragraph of the “Principal Investment Strategies” section of the PIMCO Emerging Markets Bond Fund’s Fund Summary is deleted in its entirety and replaced with the following:

The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan Emerging Markets Bond Index Global, as calculated by Pacific Investment Management Company LLC (“PIMCO”), which as of September 30, 2014 was 6.74 years.

In addition, effective immediately, the fourth sentence of the first paragraph of the “Principal Investment Strategies” section of the PIMCO Emerging Markets Corporate Bond Fund’s Fund Summary is deleted in its entirety and replaced with the following:

The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan Corporate Emerging Markets Bond Index Diversified, as calculated by Pacific Investment Management Company LLC (“PIMCO”), which as of September 30, 2014 was 5.59 years.

In addition, effective immediately, the third paragraph of the “Principal Investment Strategies” section of the PIMCO Emerging Markets Corporate Bond Fund’s Fund Summary is deleted in its entirety and replaced with the following:

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

Investors Should Retain This Supplement for Future Reference

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